SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 _______________
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   OCTOBER  15, 1998

                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     DELAWARE            333-22327             75-2655744
     --------            ---------             ----------
     (STATE OR OTHER     (COMMISSION FILE      (IRS EMPLOYER IDENTIFICATION
     JURISDICTION OF     NUMBER)               NUMBER)
     INCORPORATION)


            225 E. JOHN CARPENTER FREEWAY,   IRVING TEXAS 75062-2731

         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
         ----------------------------------------------------------------


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (972) 506-5045
  NOT APPLICABLE (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM  5.                   OTHER  EVENTS
                           -------------

          THIS CURRENT REPORT ON FORM 8-K IS BEING FILED TO FILE A COPY OF THE CERTIFICATEHOLDERS STATEMENTS RELATING TO THE COLLECTION PERIOD ENDING SEPTEMBER 30, 1998.

          CAPITALIZED  TERMS  NOT DEFINED HEREIN HAVE THE MEANINGS ASSIGNED
          IN THE POOLING AND SERVICING AGREEMENT (WITH STANDARD TERMS AND CONDITIONS ATTACHED THERETO) DATED AS OF JANUARY 31, 1996 AMONG NATIONSCREDIT SECURITIZATION CORPORATION, NATIONSCREDIT
          COMMERCIAL  CORPORATION  OF  AMERICA  AND  BANKERS  TRUST  COMPANY,
          AS TRUSTEE, WHICH WAS PREVIOUSLY FILED AS AN EXHIBIT TO THE CURRENT REPORT ON FORM 8-K FILED ON BEHALF OF THE TRUST BY NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA ON APRIL 5, 1996.

ITEM  7.          FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION AND
                  --------------------------------------------------------------
                  EXHIBITS.
                  ---------

(C)                                      EXHIBITS
                                         --------
EXHIBIT  NO.
-----------
       19.1          CERTIFICATEHOLDERS  STATEMENTS

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                      NATIONSCREDIT GRANTOR TRUST 1996 - 1
                      ------------------------------------
                                   (REGISTRANT)




BY: NATIONSCREDIT COMMERCIAL CORPORATION OF AMERICA, AS SERVICER OF NATIONSCREDIT GRANTOR TRUST 1996-1


DATE:  OCTOBER  16,  1998               BY: /S/SUZANNE  CASTLEBERRY
       ------------------                   --------------------------
                                        NAME:  SUZANNE  CASTLEBERRY
                                        TITLE:    VICE  PRESIDENT

                                  EXHIBIT INDEX
                                  -------------


EXHIBIT  NUMBER                    DESCRIPTION
---------------                    -----------

     19.1                    CERTIFICATEHOLDERS  STATEMENTS